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                   SECOND AMENDMENT TO LEASE
(DOVER FACILITY)

     This Second Amendment to Lease ("Amendment") is dated as of February 13, 1996, by and between HEAI,TH CARE PROPERTY INVESTORS, INC., a Maryland corporation ("Lessor") and EMERITUS CORPORATION, a Washington corporation ("Lessee: ").


RECITALS

     A. Lessor and Lessee entered into a Lease dated as of October 16,1995 for the Dover facility located in Kent County, State of Delaware (as amended to date, the
"Lease").

     B. Lessor and Lessee desire to amend the Lease as hereinafter provided.


AGREEMENT

     Capitalized terms not otherwise defined
herein shall have the meaning ascribed to them in the Lease. Lessor and Lessee hereby agree as follows:

     1. The third sentence of Section 24.1 of the Lease is hereby amended to read in full as follows:

     "If Lessee is a corporation or partnership, any transfer of its stock (other than a transfer of any of Lessee's stock owned by Daniel R. Baty for estate planning purposes) or partnership interests (or the stock or partnership interests of the entity(ies) that controls Lessee) or any dissolution or merger or consolidation of Lessee
(or its controlling entity(ies)) with any other entity, which results in any Person (other than Daniel R. Baty) and such Person's Affiliates collectively owning greater than twenty-five percent (25 % ) of the total outstanding shares of any class of Lessee's stock or partnership interests, or the sale or other transfer of all or substantially all of the assets of Lessee (or its controlling entity(ies)), shall constitute an assignment of Lessee's interest in this Lease within the meaning of this Article XXIV and the provisions requiring consent contained herein shall apply (provided, however, that the foregoing provision regarding transfer of Lessee's stock constituting an assignment shall not apply if (i)
Lessee's stock is publicly traded, and (ii)
Lessee's Consolidated Net Worth after such transfer is not less than Lessee's Consolidated
Net Worth as of December 31,1995). "

     Except as amended above, the Lease between Lessor and Lessee shall remain in full force and effect. This Amendment may be executed in any number of counterparts, all of which together shall constitute one and the same instrument.










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     IN WITNESS WHEREOF, the parties hereto have
caused this Amendment to be executed as of the day and year first above written.

HEALTH CARE PROPERTY
EMERITUS CORPORATION, a
INVESTORS, INC., a Maryland
Washington corporation

By: /s/ Edward J. Henning
By: /s/ Raymond R. Brandstrom
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Its:   Secretary
Its:   President
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